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                                  SCHEDULE 14A

                    Information Required In Proxy Statement
                                 (Rule 14a-101)

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
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                              Kinder Morgan, Inc.
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                (Name of Registrant as Specified In Its Charter)

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   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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                               KINDER MORGAN, INC.

                           PROXY STATEMENT SUPPLEMENT
                        FOR ANNUAL MEETING TO BE HELD ON
                                   MAY 8, 2001


         This supplements the Proxy Statement dated April 4, 2001 of Kinder Morgan, Inc., soliciting proxies to be voted at its annual meeting of stockholders to be held on May 8, 2001.

                                  AUDIT MATTERS

         Audit Fees. The aggregate fees billed by Kinder Morgan, Inc.'s auditors, PricewaterhouseCoopers LLP, for professional services rendered for the audit of Kinder Morgan, Inc.'s annual financial statements for the year ended December 31, 2000 and the reviews of the financial statements included in Kinder Morgan, Inc.'s Forms 10-Q for that fiscal year were $650,000.

         Financial Information Systems Design and Implementation Fees. For the year ended December 31, 2000, PricewaterhouseCoopers LLP did not perform any services for Kinder Morgan, Inc. relating to financial information systems design and implementation. Accordingly, Kinder Morgan, Inc. paid
PricewaterhouseCoopers LLP no fees with respect to such services.

         All Other Fees. The aggregate fees billed for services rendered by PricewaterhouseCoopers LLP for the year ended December 31, 2000, other than the services described above, were $1,089,650. The members of Kinder Morgan, Inc.'s Audit Committee have considered whether the provision of these services by PricewaterhouseCoopers LLP was compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                            REPORT OF AUDIT COMMITTEE

         Kinder Morgan, Inc.'s Audit Committee is comprised of four
"independent" members, as defined under the listing standards of the New York Stock Exchange, and one additional member that is not considered "independent", because that member previously served as the Interim Chairman and Chief
Executive Officer of Kinder Morgan, Inc. from July 1999 to October 1999. The Board of Directors determined to appoint that additional member to the Audit Committee because of that member's background as a financial consultant and senior business advisor and the member's tenure with the Board of Directors since 1993. The Audit Committee acts under a written charter adopted and approved by the Board of Directors on April 20, 2000. A copy of the Audit Committee Charter is attached hereto as Appendix A.
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         The responsibilities of the Audit Committee include recommending to the
Board of Directors an accounting firm to be engaged as independent accountants. In addition, the Audit Committee is responsible for recommending to the Board of Directors that the financial statements be included in the Annual Report to stockholders.

         In keeping with its responsibilities, the Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2000 with management. The Audit Committee has also discussed with PricewaterhouseCoopers LLP, the independent accountants, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU
380), as may be modified or supplemented. The Audit Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and the Audit Committee has discussed the independence of PricewaterhouseCoopers LLP with that firm.

         Based on the review and discussions described in the above paragraph, the Audit Committee recommended to the Board of Directors that Kinder Morgan, Inc.'s audited consolidated financial statements be included in Kinder Morgan, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

         This report is respectfully submitted by the Audit Committee of the Board of Directors.

                                   Stewart A. Bliss, Chairman
                                   Edward H. Austin
                                   Charles W. Battey
                                   Edward Randall, III
                                   Fayez Sarofim




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                                                                      APPENDIX A

                               KINDER MORGAN, INC.
                             AUDIT COMMITTEE CHARTER

PURPOSE

         The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including by overviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements and the Company's legal compliance and ethics programs as established by management and the Board.

         In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

         The Committee shall review the adequacy of this Charter on an annual basis.

MEMBERSHIP

         The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the New York Stock Exchange.

         Accordingly, all of the members will be directors:

         1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

         2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

KEY RESPONSIBILITIES

         The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the
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Committee recognizes that financial management including the internal audit staff, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

         The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

o The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61.

o As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61; this review will occur prior to the Company's filing of the Form 10-Q.

o The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls.

o        The Committee shall:

         - request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

         - discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence; and

         - recommend that the Board take appropriate action in response to the outside auditor's report to satisfy itself of the auditor's independence.

o The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditor.




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